UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER THE SECURITIES ACT OF 1933

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

EMPOWER LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39599	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o MidOcean Partners

245 Park Avenue, 38th Floor

New York, NY 10167

(Address of principal executive offices, including zip code)

(212) 497-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	EMPW.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	EMPW	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A Ordinary Share at an exercise price of $11.50	EMPW WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 14, 2021, Empower Ltd. (the “Company” or, after giving effect to the business combination, “New Holley”) held an extraordinary meeting in lieu of the 2021 annual meeting of shareholders (the “Extraordinary Meeting”) as a virtual meeting, conducted via live webcast, in connection with the proposed business combination by and among the Company, Empower Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub I”), Empower Merger Sub II LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub II”), and Holley Intermediate Holdings, Inc., a Delaware corporation (“Holley”), as described in the Company’s proxy statement/prospectus filed with the U.S. Securities and Exchange Commission and mailed to shareholders on June 24, 2021 (the “Proxy Statement”). Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Extraordinary Meeting and the final voting results are indicated below. Each Proposal voted on at the Extraordinary Meeting is described in detail in the Proxy Statement.

As of the close of business on June 7, 2021, the record date for the Extraordinary Meeting, there were approximately 25,000,000 class A ordinary shares, par value $0.0001 per share (the “Empower Class A Share”), and 6,250,000 class B ordinary shares, par value $0.0001 per share (the “Empower Class B Share”, and together with the Empower Class A Share, the “Empower Ordinary Shares”), outstanding. A total of 24,230,210 Empower Ordinary Shares, representing approximately 77.54% of the outstanding Empower Ordinary Shares entitled to vote, were present in person or by proxy, constituting a quorum.

1. The Business Combination Proposal – Proposal to adopt the Merger Agreement, dated as of March 11, 2021 (as it may be amended from time to time, the “Merger Agreement”) by and among the Company, Merger Sub I, Merger Sub II and Holley, and approve the transactions contemplated thereby, including, the merger of Merger Sub I with and into Holley (“Company Merger I”), with Holley surviving Company Merger I as a wholly owned subsidiary of the Company, followed by the merger of Holley with and into Merger Sub II (“Company Merger II”) with Merger Sub II surviving Company Merger II as a wholly owned subsidiary of the Company (the “Mergers”), in accordance with the terms and subject to the conditions of the Merger Agreement (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
1.	22,541,068	1,656,711	32,431

The Business Combination Proposal was approved, having received “for” votes from holders of at least 93.15% of the outstanding Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

2. The Redomestication Proposal – Proposal to approve by special resolution the change of the Company’s jurisdiction of incorporation by continuing and deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Mergers, the “Business Combination”) (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
2.	78,790,748	1,656,711	32,751

The Redomestication Proposal was approved, having received “for” votes from holders of at least 97.94% of the outstanding Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

3. The Non-Binding Organizational Documents Proposals – Proposals with respect to the replacement of Empower’s Amended and Restated Memorandum and Articles of Association, as amended from time to time (the “Cayman Constitutional Documents”), with the Certificate of Incorporation of New Holley (the “Proposed Charter”) and the Bylaws of New Holley (the “Proposed Bylaws” and, together with the Proposed Charter, the “Proposed Organizational Documents”) following the Domestication, each to be voted upon separately on a non-binding advisory basis.

(A) Authorized Shares – Proposal to amend the Cayman Constitutional Documents to authorize 555,000,000 shares, consisting of 550,000,000 shares of Domestication Common Stock and 5,000,000 shares of New Holley preferred stock. (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
3A.	19,951,474	4,245,935	32,801

The Authorized Shares Proposal was approved, having received “for” votes from holders of at least 82.45% of the outstanding Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

(B) Exclusive Forum Provision – Proposal to amend the Cayman Constitutional Documents to adopt Delaware as the exclusive forum. (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
3B.	18,778,749	5,372,824	78,637

The Exclusive Forum Provision Proposal was approved, having received “for” votes from holders of at least 77.75% of the outstanding Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

(C) Takeovers by Interested Stockholders – Proposal to amend the Cayman Constitutional Documents to allow New Holley to elect not to be governed by Section 203 of the DGCL relating to takeovers by interested stockholders and, instead, be governed by a provision substantially similar to Section 203 of the DGCL. (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
3C.	16,316,330	7,880,883	32,997

The Takeovers by Interested Stockholders Proposal was approved, having received “for” votes from holders of at least 67.43% of the outstanding Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

(D) Adoption of Supermajority Vote Requirement to Amend the Proposed Organizational Documents –Proposal to amend the Cayman Constitutional Documents to require the affirmative vote of at least (i) 66 2/3% to adopt, amend or repeal Article VI of the Proposed Bylaws (ii) 66.7%, to adopt, amend or repeal amend, alter, repeal or rescind Section 4.2 and Articles V, VII, VIII, X, XI and XII of the Proposed Charter and (iii) 80% to adopt, amend or repeal Article IX of the Proposed Charter (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
3D.	14,678,498	9,468,139	83,573

The Adoption of Supermajority Vote Requirement to Amend the Proposed Organizational Documents Proposal was approved, having received “for” votes from holders of at least 60.79% of the outstanding Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

(E) Removal of Directors – Proposal to amend the Cayman Constitutional Documents to permit the removal of a director only for cause and only by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote at an election of directors. (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
3E.	15,565,589	8,581,597	83,024

The Removal of Directors Proposal was approved, having received “for” votes from holders of at least 64.46% of the outstanding Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

(F) Action by Written Consent of Stockholders – Proposal to amend the Cayman Constitutional Documents to require stockholders to take action at an annual or special meeting and prohibit stockholder action by written consent in lieu of a meeting. (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
3F.	16,003,593	8,193,664	32,953

The Action by Written Consent of Stockholders Proposal was approved, having received “for” votes from holders of at least 66.14% of the outstanding Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

(G) Corporate Opportunities – Proposal to amend the Cayman Documents to explicitly waive any Constitutional expectation of corporate opportunities with respect to New Holley’s non-employee directors (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
3G.	16,007,723	7,874,367	348,120

The Corporate Opportunities Proposal was approved, having received “for” votes from holders of at least 67.03% of the outstanding Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

(H) Other Changes In Connection With Adoption of the Proposed Organizational Documents – Proposal to amend the Cayman Constitutional Documents to authorize (1) changing the corporate name from “Empower Ltd.” to “Holley Inc.”, (2) making New Holley’s corporate existence perpetual, and (3) removing certain provisions related to Empower’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
3H.	19,212,883	4,984,635	32,692

The Other Changes In Connection With Adoption of the Proposed Organizational Documents Proposal was approved, having received “for” votes from holders of at least 79.40% of the outstanding Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

4. The Binding Charter Proposal – Proposal to adopt by special resolution the Proposed Charter in the form attached to the Proxy Statement as Annex C. (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
4.	20,808,857	3,388,814	32,539

The Binding Charter Proposal was approved, having received “for” votes from holders of at least 86.00% of the outstanding Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

5. The Director Election Proposal – Proposal to elect seven (7) directors who upon consummation of the Business Combination will be directors of New Holley. (Votes of holders of Empower Class B Shares only):

Proposal No.	Empower Class B Shares Votes For	Empower Class B Shares Votes Against	Empower Class B Shares Abstentions
5.	6,250,000	0	0

The Director Election Proposal was approved, having received “for” votes from holders of 100% of the outstanding Empower Class B Shares represented in person or by proxy at the Extraordinary Meeting.

6. The NYSE Proposal – Proposal to approve, for purposes of complying with applicable NYSE listing rules, the issuance of more than 20% Empower Class A Shares and Empower Class B Shares pursuant to the Business Combination. (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
6.	21,813,088	2,384,821	32,301

The NYSE Proposal was approved, having received “for” votes from holders of at least 90.14% of the outstanding shares of Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

7. The Incentive Plan Proposal – Proposal to approve the Holley Inc. 2021 Stock Incentive Plan (the “Incentive Plan”), in the form attached to the Proxy Statement as Annex I, including the authorization of the initial share reserve under the Incentive Plan. (Empower Class A Share and Empower Class B Share, voting together as a single class):

Proposal No.	Empower Ordinary Shares Votes For	Empower Ordinary Shares Votes Against	Empower Ordinary Shares Abstentions
7.	22,988,311	1,203,132	38,767

The Incentive Plan Proposal was approved, having received “for” votes from holders of at least 95.03% of the outstanding shares of Empower Ordinary Shares represented in person or by proxy at the Extraordinary Meeting.

As there were sufficient votes at the time of the Extraordinary Meeting to approve each of the above Proposals, the “Adjournment Proposal” described in the Proxy Statement is not applicable.

Item 7.01.	Regulation FD Disclosure.

On July 14, 2021, the Company issued a press release announcing the results of the Company’s Extraordinary Meeting of its shareholders, which is included in this Report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated July 14, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2021

EMPOWER LTD.

By:	/s/ Matthew Rubel
Name:	Matthew Rubel
Title:	Chief Executive Officer and Executive Chairman